"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISTRIBUTED DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN RULE 902 OR REGULATION S OF THE ACT, AT ANY TIME PRIOR TO ONE (1) YEAR AFTER THE ISSUANCE OF THIS CERTIFICATE, EXCEPT
(i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, OR (ii) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SALES, TRANSFERS OR DISTRIBUTIONS OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT."


                      OFFSHORE LOAN SUBSCRIPTION AGREEMENT


Dear Subscriber:

     You (the "Subscriber") hereby agree to purchase, and eRoom System Technologies, Inc., a Nevada corporation (the "Company") hereby agrees to issue and to sell to you and other Subscribers, 9% Secured, Subordinated Notes (the "Notes") and Common Stock of the Company. The amount of your purchase is set forth on the signature page hereof. The form of Note is annexed hereto as Exhibit A. The Notes and the Common Stock are sometimes referred to as the "Securities". The Company shall issue and deliver to the Subscriber, the Note and Common Stock against payment by wire transfer of the Purchase Price.

     The following terms and conditions shall apply to this subscription.

     1. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. The Subscriber hereby represents and warrants to and agrees with the Company that:

          (a) INFORMATION ON COMPANY. The Subscriber has been furnished with information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is referred to as the "Written Information").

          (b) INFORMATION ON SUBSCRIBER. The Subscriber is an "accredited investor", as such term is defined by the Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States privately and publicly-owned companies in private placements in the past and, with his representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

          (c) PURCHASE OF SECURITIES. On the Closing Date, the Subscriber will purchase the Note and Common Stock for his own account and not with a view to any distribution thereof.

          (d) COMPLIANCE WITH SECURITIES ACT. The Subscriber understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act") by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

          (e) RESTRICTIVE LEGEND. The Securities shall bear the following legend (the "Legend"):

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISTRIBUTED DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN RULE 902 OR REGULATION S OF THE ACT, AT ANY TIME PRIOR TO ONE (1) YEAR AFTER THE ISSUANCE OF THIS CERTIFICATE, EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, OR (ii) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SALES, TRANSFERS OR DISTRIBUTIONS OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT."

          (f) TRANSFERABILITY. The Company need not register a transfer of any Securities, and may also instruct its transfer agent not to register the transfer of the Shares, unless the conditions specified in the foregoing Legend and under Regulation S are satisfied, to the extent applicable.

          (g) COMMUNICATION OF OFFER. The offer to sell the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

          (h) CORRECTNESS OF REPRESENTATIONS. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

          (i) OFFSHORE TRANSACTION. The Subscriber represents and warrants to the Company as follows:

               (i) The Subscriber is not a "U.S. Person" as defined in Regulation S under the 1933 Act ("Regulation S"); specifically the Subscriber is not:

                    (1) a natural person resident in the United States of America, including its territories and possessions ("United States");

                    (2) a partnership or corporation organized or incorporated under the laws of the United States;

                    (3) an estate of which any executor or administrator is a U.S. Person;

                    (4)  a trust of which any trustee is a U.S. Person;

                    (5) an agency or branch of a foreign entity located in the United States;

                    (6) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

                    (7) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                    (8)  a partnership or corporation:

                         (A)  organized or incorporated under the laws of any
foreign jurisdiction; and

                         (B)  formed by a U.S. Person principally for the
purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

               (ii) At the time the buy-order for the Securities was originated, the Subscriber was outside the United States.

               (iii) The Subscriber is purchasing the Securities for its own account and not on behalf of any U.S. Person and a sale of the Securities has not been pre-arranged with a purchaser in the United States.

               (iv) All offers and sales of the Securities prior to the expiration of a period (the "Distribution Compliance Period") commencing on the Closing Date (as defined herein) and ending one year thereafter shall only be made in compliance with Regulation S, pursuant to registration of the Securities under the 1933 Act and applicable state securities laws or pursuant to an exemption from such registration; and all offers and sales after the expiration of the Distribution Compliance Period shall be made only pursuant to such registration or to such exemption from registration.

               (v) The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein and in the Subscription Agreement in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities.

               (vi) The purchase of the Securities by the Subscriber is not a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the 1933 Act.

          2. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with the Subscriber, except as disclosed in the Reports and Other Written Information, that:

               (a) DUE INCORPORATION. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted; and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company, except in Utah, the District of Columbia, New York, Florida, Georgia and Illinois.

               (b) OUTSTANDING STOCK. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

               (c) AUTHORITY; ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto.

               (d) ADDITIONAL ISSUANCES. There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Written Information or except as waived.

               (e) CONSENTS. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the NASD, NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation, issuance and sale of the Securities, and the performance of the Company's obligations hereunder.

               (f) NO VIOLATION OR CONFLICT. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of its obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                    (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or by laws of the Company, or any of its affiliates, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or

                    (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

               (g)  THE SECURITIES. The Securities upon issuance:

                    (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

                    (ii) have been, or will be, duly and validly authorized and on the date of issuance on the Closing Date, as hereinafter defined, will be duly and validly issued, fully paid and nonassessable;

                    (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                    (iv) will not subject the holders thereof to personal liability by reason of being such holders.

               (h) LITIGATION. Other than as described in the Reports and other Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto.

               (i) INFORMATION CONCERNING COMPANY. The Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Written Information, and except as modified in the Written Information, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Written Information. The Written Information does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (j) STOP TRANSFER. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available.

               (k) DEFAULTS. Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or By Laws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company (except as to agreements in default as of the date hereof), (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority material to its business, excluding qualifications otherwise referred to in this Securities Loan Agreement.

               (l) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the offering from qualifying for the exemption from registration under the 1933 Act. Neither the Company nor any of its affiliates or subsidiaries will take any action or steps that would cause the offering of the Securities to be so effected.

               (m) USE OF PROCEEDS. The proceeds of the Subscriber's funds to be released to the Company will be used for working capital and for expenses of its offering.

               (n) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of the Act) in connection with the offer or sale of the Securities.

               (o) OFFSHORE TRANSACTION. The Company has not offered the Securities to any person in the United States, any identifiable groups of U.S. citizens abroad or to any "U.S. Person" as that term is defined in Regulation S.

               (p) NO DIRECTED SELLING EFFORTS. In regard to this transaction, the Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation relating to the offer and sale of the securities that are the subject of this transaction to persons resident within the United States or elsewhere.

               (q) CORRECTNESS OF REPRESENTATIONS. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

          3. EXEMPT OFFERING. This Offering is being made pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended. On the Closing Date, the Company will provide an opinion acceptable to Subscriber from the Company's legal counsel opining on the exemption as it relates to the offer and issuance of the Securities and as to other matters. A form of the legal opinion is annexed hereto as Exhibit B. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the sale of the Common Stock.

          4. REISSUANCE OF SECURITIES. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Act, or (b) upon resale subject to an effective registration statement after the Securities are registered under the Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested certifications from the Subscriber and selling broker, if any.

          5. REDEMPTION. The Company may not redeem the Securities without the consent of the holder of the Securities.

          6. LEGAL EXPENSE. The Company shall pay to counsel to the Subscribers its fee of for services rendered to the Subscribers in reviewing this Agreement in the maximum amount of $25,000.

          7. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Subscriber as follows:

               (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

               (b) The Company will use its best efforts to obtain a listing and trading of its Common Stock on the NASDAQ SmallCap Stock Market, and will comply in all respects with the Company's reporting, filing and other obligations under the by laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Subscriber, copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock on any exchange or quotation system on which the Common Stock becomes listed.

               (c) The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

               (d) Until at least three (3) years after the effectiveness of the Registration Statement on Form SB-2 or such other Registration Statement described in Section 10 hereof, the Company will (i) cause its Common Stock to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act,
(iii) comply with all requirements related to any registration statement filed pursuant to this Agreement and (iv) use its commercial best efforts to obtain and continue the listing or trading of the Common Stock on NASDAQ SmallCap Stock Market and will comply in all respects with the Company's reporting, filing and other obligations under the by laws or rules of the NASD and NASDAQ, as appropriate. The Company will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until the later of (i) three (3) years after the effective date of the Registration Statement on Form SB-2 or such other Registration Statement described in Section 10 hereof, or (ii) the sale by the Subscribers of all the Common Stock issued pursuant to this Agreement.

               (e) The Company undertakes to use the proceeds of the Subscriber's funds for working capital and expenses of its initial public offering.

               (f) The Company covenants and agrees that until the Note is fully paid, the Company will not seek the protection of any bankruptcy protection or insolvency laws or encourage, solicit or assist any other person to seek such protection on the Company's or its creditors' behalf.

               (g) EXCEPTIONS TO CORPORATE STANDING OF SUBSIDIARIES. The Company will promptly take such action as may be necessary to cause the Company and each of its subsidiaries to eliminate the exceptions to the affirmative representations made in Section 2(a) of this Loan Subscription Agreement.

               (h) MOST FAVORED NATION PROVISION. Until the Notes are paid in full, in the event the Company offers to sell any securities to any person in any public offering or private placement, the Company shall offer to exchange the Securities purchased by the Subscribers for the securities offered to such other person, on the same basis and for the same consideration as offered to such other person; provided however, that such right shall not apply to the anticipated initial public offering or to the offer and sale of securities to employees, consultants, officers or directors, or to the exercise of options. The Company shall give the Subscribers five (5) days notice of the intent to make any such offering, during which period the Subscribers shall have the right to accept such offer in exchange for the full amount of such Subscribers Note plus accrued interest. After the lapse of the five (5) day period the right to such exchange will be extinguished unless the Subscriber gives prior notice of acceptance of the exchange. The Company will be relieved of the obligation hereunder if it does not consummate the offer to other investors.

          8.   COVENANTS OF THE COMPANY AND SUBSCRIBER REGARDING
INDEMNIFICATIONS.

               (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or the Written Information; or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

               (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto; or (b) any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

               (c) The procedures set forth in Section 10.6 shall apply to the indemnifications set forth in Sections 8(a) and 8(b) above.

          9.   INTENTIONALLY DELETED.

          10.1 REGISTRATION OF COMPANY SECURITIES AND REGISTRATION RIGHTS OF SUBSCRIBERS.

               (a) The Company shall file with the Commission within 25 days of the Closing Date (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a Form SB-2 registration statement, (or such other form that it is eligible to use) in order to register the Registerable Securities (the Common Stock and securities issued or issuable by virtue of ownership of the Common Stock being the "Registerable Securities") for resale and distribution under the Act. The Company shall use its reasonable commercial efforts to cause the registration statement described in this paragraph to be declared effective by the Commission on or before 180 days after the Closing Date ("Effective Date").

               (b) Provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement or exempt from registration under the Act, until five years after the Closing Date, the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, each such time it will give at least 30 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller").

          10.2 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities copies of all filings and Commission letters of comment;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for eighteen (18) months following the effective date of such registration date and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

               (c) furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

               (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller and in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

               (f) immediately notify the Seller and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (g) make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          10.3 PROVISION OF DOCUMENTS.

               (a) At the request of the Seller, provided a demand for registration has been made pursuant to Section 10, the Registrable Securities will be included in a registration statement filed pursuant to this Section 10. In the event of a firm commitment underwritten public offering in which the Registrable Securities are so included, other than the Company's initial public offering, the lockup, if any, requested by the managing underwriter may not exceed ninety (90) days after the effective date thereof.

               (b) In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

          10.4 RESTRICTION ON SALE OF COMMON STOCK. The Common Stock purchased pursuant to this Loan Subscription Agreement may not be sold until the lapse of 180 days from the closing of the initial public offering unless the consent of the Company thereto is obtained in writing. The Seller shall also defer sale of such Common Stock if required by the NASD or NASDAQ in connection with the Company's initial public offering, but not for any period exceeding one year from the closing of the initial public offering, unless the consent to do so is granted in writing by Anthony Heller.

          10.5. EXPENSES. All expenses incurred by the Company in complying with
Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fee of one counsel, if any, to represent all the Sellers, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any.

                The Company will pay all Registration Expenses in connection with the registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

          10.6. INDEMNIFICATION AND CONTRIBUTION.

               (a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

               (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          11.  MISCELLANEOUS.

               (a) NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to eRoom System Technologies, Inc., c/o Gregory L. Hrncir, 3770 Howard Hughes Parkway, Suite 175, Las Vegas, Nevada 89109, telecopier number (702) 792-2403 with a copy to Michael J. Bonner, Esq., Kummer Kaempfer Bonner & Renshaw, 3800 Howard Hughes Parkway, 7th Floor, Las Vegas, Nevada, 89109, telecopier number
(702) 796-7181 (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Anthony Heller. Any notice that may be given pursuant to this Agreement, or any document delivered in connection with the foregoing may be given by the Subscriber on the first business day after the observance dates in the United States of America by Orthodox Jewry of Rosh Hashanah, Yom Kippur, the first two days of the Feast of Tabernacles, Shemini Atzeret, Simchat Torah, the first two and final two days of Passover and Pentecost, with such notice to be deemed given and effective, at the election of the Subscriber on a holiday date that precedes such notice. Any notice received by the Subscriber on any of the aforedescribed holidays may be deemed by the Subscriber to be received and effective as if such notice had been received on the first business day after the holiday.

               (b) CLOSING. The consummation of the transactions contemplated herein shall take place at the offices of Snow Becker Krauss P.C., New York, New York upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be April 13, 2000 (the "Closing Date").

               (c) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

               (d) EXECUTION. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

               (e) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

               (f) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

               (g) AUTOMATIC TERMINATION. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the fifteenth (15th) business day following the date this Agreement is accepted by the Subscriber.

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.



                         eRoom System Technologies, Inc.





                         By:
                             -----------------------------------
                               STEVEN L. SUNYICH
                               Chief Executive Officer





Dated: April ___, 2000




Purchase Price: $
                 -----------------


Amount of Note $
                -----------------
(Equal to the Purchase Price)

Number of Shares of Common Stock:
                                 ---------------------------------
(Equal to the product of 0.13334 multiplied by the Purchase Price)


ACCEPTED: Dated as of April ___, 2000




By:
   ----------------------------